Pension Cost (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Compensation And Retirement Disclosure [Abstract]
Interest cost	$ 3	$ 4	$ 4
Expected return on plan assets	(3)	(5)	(5)
Amortization of net loss	3	2	3
Net periodic benefit cost	$ 3	$ 1	$ 2